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                                                                    EXHIBIT 23.2


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 31, 2000 in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Digital Commerce Corporation for the registration of its common stock.

                                            /s/ Ernst & Young LLP

McLean, Virginia
April 26, 2000